Exhibit 99.1

Worksport Achieves Major Milestone with First Shipment of Hard-Folding Tonneau Covers From US Facility, Order of $1,600,000 in Process

West Seneca, N.Y. August 22, 2023, Worksport (Nasdaq: WKSP; WKSPW) is thrilled to announce the successful dispatch of its first shipment of hard-folding tonneau covers, which are made in the U.S. with domestic and imported components. This major development comes on the heels of the Company initiating manufacturing earlier this month, and aligns with recent sizable orders, notably a $700,000 order for soft folding covers and a staggering $1,600,000 order for hard-folding covers, both from a national U.S. customer and reseller of automotive aftermarket accessories.

These noteworthy achievements pave the way for Worksport’s sharpened focus on their avant-garde SOLIS Solar Cover and the COR Battery System. This transformative combination, poised to redefine vehicular energy solutions, is drawing closer to market entry. Investors can expect timely updates on this front, with rapid developments unfolding at the moment.

CEO Steven Rossi expressed his fervor, remarking, “It’s an exhilarating period for Worksport. Witnessing our hard-folding covers, a testament to American craftsmanship, being shipped right from our Buffalo, NY manufacturing facility is immensely gratifying. Our trajectory is bright, and we’re bullish about our innovative pursuits.”

For further information, please visit Worksport’s official website for investors at investors.worksport.com.

About Worksport Ltd.

Worksport Ltd. (Nasdaq: WKSP; WKSPW), through its subsidiaries, designs, develops, manufactures, and owns the IP on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport Ltd. seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. For more information, please visit investors.worksport.com

Connect with Worksport:

Please follow the company’s social media accounts on Twitter, Facebook, LinkedIn, YouTube, and Instagram, as well as sign up for the company’s newsletters at investors.worksport.com. Worksport Ltd. strives to provide frequent updates of its operations to its community of investors, clients, and customers to maintain the highest level of visibility.

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For additional information, please contact:

Steven Obadiah

Investor Relations

Worksport Ltd.

T: 1 (888) 554 8789 E: investors@worksport.com W: www.worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: supply chain delays, acceptance of our products by consumers, delays in or nonacceptance by third parties to sell our products, competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.